TELEPHONE | INTERNET | TELEVISION | WIRELESS DATA

frontier Communications

Frontier Communications Donald R. Shassian – EVP & Chief Financial Officer January 2009 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements that are made pursuant to the safe harbor provisions of The Private Securities
Litigation Reform Act of 1995.  These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as “believe,” “anticipate,” “expect” and similar expressions are intended to identify forward-looking statements.  Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements.  These risks and uncertainties are based on a number of factors, including but not limited to: reductions in the number of our access lines and high-speed internet subscribers; the effects of competition from cable, wireless and other wireline carriers (through voice over internet protocol (VOIP)
or otherwise); the effects of greater than anticipated competition requiring new pricing, marketing strategies or new product offerings and the risk that we will not respond on a timely or profitable basis; the effects of changes in both general and local economic conditions on the markets we serve, which can impact demand for our products and services, customer purchasing decisions, collectibility of revenue and required levels of capital expenditures related to new construction of residences and businesses; our ability to effectively manage service quality; our ability to successfully introduce new product offerings, including our ability to offer bundled service packages on terms that are both profitable to us and attractive to our customers; our ability to sell enhanced and data services in order to offset ongoing declines in revenue from local services, switched access services and subsidies; changes in accounting policies or practices adopted voluntarily or as required by generally accepted accounting principles or regulators; the effects of ongoing changes in the regulation of the communications industry as a result of federal and state legislation and regulation, including potential changes in state rate of return limitations on our earnings, access charges and subsidy payments, and regulatory network upgrade and reliability requirements; our ability to effectively manage our operations, operating expenses and capital expenditures, to pay dividends and to reduce or refinance our debt; adverse changes in the credit markets and/or in the ratings given to our debt securities by nationally accredited ratings organizations, which could limit or restrict the availability and/or increase the cost of financing; the effects of bankruptcies in the telecommunications industry, which could result in potential bad debts; the effects of technological changes and competition on our capital expenditures and product and service offerings, including the lack of assurance that our ongoing network improvements will be sufficient to meet or exceed the capabilities and quality of competing networks; the effects of increased medical, retiree and pension expenses and related funding requirements; changes in income tax rates, tax laws, regulations or rulings, and/or federal or state tax assessments; further declines in the value of our pension plan assets, which could require us to make contributions to the pension plan in 2009; the effects of state regulatory cash management policies on our ability to transfer cash among our subsidiaries and to the parent company; our ability to successfully renegotiate union contracts expiring in 2009 and thereafter; our ability to pay a $1.00 per common share dividend annually, which may be affected by our cash flow from operations, amount of capital expenditures, debt service requirements, cash paid for income taxes (which will increase in 2009) and our liquidity; the effects of significantly increased cash taxes in 2009 and future years; the effects of any unfavorable outcome with respect to any of our current or future legal, governmental, or regulatory proceedings, audits or disputes; and the possible impact of adverse changes in political or other external factors over which we have no control, including hurricanes or other severe weather. These and other uncertainties related to our business are described in greater detail in our filings with the Securities and Exchange Commission, including our reports on Forms 10-K and 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by securities laws

Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures in evaluating its performance.  These include free cash flow and EBITDA or “operating cash flow”
which we define as operating income plus depreciation and amortization.  A reconciliation of the differences between EBITDA and free cash flow and the most comparable financial measures calculated and presented in accordance with GAAP is included in the tables that follow.  The non-GAAP financial measures are by definition not measures of financial performance under generally accepted accounting principles and are not alternatives to operating income or net income reflected in the statement of operations or to cash flow as reflected in the statement of cash flows and are not necessarily indicative of cash available to fund all cash flow needs.  The non-GAAP financial measures used by the Company may not be comparable to similarly titled measures of other companies.
The Company believes that presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures, (i) together provide a more comprehensive view of the Company’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation and planning decisions, and (iii) presents measurements that investors and rating agencies have indicated to management are useful to them in assessing the Company and its results of operations.  Management uses these non-GAAP financial measures to plan and measure the performance of its core operations, and its divisions measure performance and report to management based upon these measures.  In addition, the Company believes that free cash flow and EBITDA, as the Company defines them, can assist in comparing performance from period to period, without taking into account factors affecting cash flow reflected in the statement of cash flows, including changes in working capital and the timing of purchases and payments. The Company has shown adjustments to its financial presentations to exclude severance and early retirement costs in 2004, 2005, 2006, 2007 and year to date September 30, 2008, a pension curtailment gain in 2007 and management succession and strategic alternatives expenses in 2004 because the Company believes that the magnitude of such costs incurred in any one period materially exceeds that which has been incurred by the Company in any other period during 2004 through 2008.
Management uses these non-GAAP financial measures to (i) assist in analyzing the Company’s underlying financial performance from period to period, (ii)
evaluate the financial performance of its business units, (iii) analyze and evaluate strategic and operational decisions, (iv) establish criteria for compensation decisions, and (v) assist management in understanding the Company’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions.  Management uses these non-GAAP financial measures in conjunction with related GAAP financial measures.  The Company believes that the non-GAAP financial measures are meaningful and useful for the reasons outlined above.
While the Company utilizes these non-GAAP financial measures in managing and analyzing its business and financial condition and believes they are useful to management and to investors for the reasons described above, these non-GAAP financial measures have certain shortcomings.  In particular, free cash flow does not represent the residual cash flow available for discretionary expenditures, since items such as debt repayments and dividends are not deducted in determining such measure.  EBITDA has similar shortcomings as interest, income taxes, capital expenditures, debt repayments and dividends are not deducted in determining this measure.  Management compensates for the shortcomings of these measures by utilizing them in conjunction with their comparable GAAP financial measures.  The information in this presentation should be read in conjunction with the financial statements and footnotes contained in our documents filed with the U.S. Securities and Exchange Commission.

WA
OR
ID
MT
ND
SD
WY
NE
UT
CO
KS
CA
AZ
NM
OK
TX
IA
MO
AR
MS
AL
GA
SC
NC
TN
KY
IN
OH
MI
WI
PA
NJ
CT
MA
NH
ME
FL
Frontier Service Area

1

frontier Communications

Frontier Communications is ……
Frontier Communications Corporation (NYSE: FTR) is one of the nation's largest rural local exchange carriers, offering local and long-distance telephone service, Internet access, wireless
Internet access, DISH satellite TV and more…..
$384,118 YTD Free Cash Flow ($ in 000s)
$917,106 YTD EBITDA ($ in 000s)
$1,689,626 YTD Revenue ($ in 000s)
571,946 High Speed Internet Subscribers
2,296,460 Access Lines
24 States
Key Metrics
1
1. Metrics are year to date as of September 30, 2008
• Geographic Highlights
•
Rural Footprint (13 Households / Sq Mile)
•
24 States; 285 counties; 70 Local Market Clusters
•
Mature Cable VOIP Competition (65% of Our Footprint  )
Geographic Footprint

Key Value Drivers
1.
Unique Customer Experience
2.
Robust Local & National Network
3.
Consistent Execution of Operational Goals
4.
Consistent Execution of Financial Goals
5.
Disciplined Growth Strategy

Customer
Value Added Services
Full High Speed Installation
Price Protection / Auto Renewal
Web Content and Services
Personalized Portal
Wireless Modems
Peace of Mind Services
Integrated Product Offers
Frontier Connections
Digital Phone, HSI, Video, Wireless Data:
Enhancement Upgrades
Business Offers:
Unlimited Long Distance
Metro Ethernet
Expanded Distribution Channels
Alternate Channels
In-Bound Call Centers
Internet Sales Localized Offerings
“Aspirational” Gifts
Localized Messaging
Seasonal Promotions &
Targeted Incentives
Community Involvement
Local Presence
Events, Organization Membership
Educational Support
One-to-One Marketing
Anniversary Program
Loyalty Program
Retention Plans
Segmentation
Win Back
Customer Service
24/7 Local Technician Service
Customer Service – 7 days/week
Internet Help Desk – 24/7
2 Hour Appointment Windows
Electronic Bill Payment
Online Information and Ordering
1. Unique Customer Experience
Goals:
Retain Customers
Increase Customer Spending
Acquire New Customers
Win Back Lost Customers
•
Frontier’s Local “Go – To – Market” Strategy

1. Unique Customer Experience (continued)
•
Delivering A “Peace of Mind” Experience
•
Big Company Advantages, Small Company Feel
•
Local Manager Structure
•
Unique Welcome Process
•
Exceptional Service Levels
•
2 Hour Appointment Windows
Secure Customer Index
0%
5%
10%
15%
20%
25%
30%
35%
40%
Q4 '07 Q1 '08 Q2 '08 Q3 '08
Residential
Business

CHOOSE FROM
3 VALUE PACKAGES
FRONTIER DIGITAL
PHONE PACKAGE
FRONTIER CONNECTIONS
ADVANTAGE PACKAGE
FRONTIER CONNECTIONS
PREMIUM PACKAGE
America's Top 100
dish
GOING...
GOING...
GONE...
PROTECTION IS SIMPLE WITH FRONTIER PEACE OF MIND
PUT YOUR MIND AT EASE.
WE CAN HELP WITH ALL YOUR COMPUTER NEEDS.
frontier Peace of Mind
$30.00
MY Wi-Fi
30
DAY
TAKE YOUR
HIGH-SPEED WIRELESS
INTERNET WITH YOU
www.FrontierMobile.com
frontier

frontier
Communications

1. Unique Customer Experience (continued)
•
Broad Spectrum of
Products & Services
•
Simple Double Play & Triple
Play Bundles
•
Good, Better, Best Choices
for Voice, Video, Data
•
Peace of Mind Product Suite
•
Directory Advertising
•
Wireless Data

Save even MORE your second year.
(An additional $5.00 per month, every month, to be exact.) Ask us how.
Frontier High-Speed Internet
$29.99
Frontier High-Speed Internet lets you:
Get a lot more for just a little more.
Step up to a bundle and save big.
Like the holidays, this great
Call 1.866.77
Get SIX $25 prepaid MasterCard® cards!
That's a $150 value.
$25
$25
$25
$25
$25
$25
Happy Holidays
Hurry, offer ends soon. Sign up today!
Call 1.888.814.3901
frontier

frontier Communications

1. Unique Customer Experience (continued)
•
Innovative Marketing
Programs
•
Multi-Year Price Protection Plans
•
Loyalty Programs
•
Aspirational Gifts
•
Community Connections
•
Take The Lead Referrals

2. Robust Local & National Network
•Robust Local Networks
•
1,007 ILEC Exchanges
•
1,024 Central Offices
•
Migration To VOIP In 5 Major
Markets
•
Fiber To Home In All Greenfield
Builds
•
Approximately 40% Of Frontier
Local Networks Can Provide
20mps
1
Service
5 - 10k ft.
22%
10 - 15k ft.
7%
15 - 18k ft.
14%
+ 18k ft.
18%
<5k ft.
39%
•
Flexible network architecture allows delivery of
advanced services to residential and business customers
Notes
1. Based on Network Capability View as of 9/30/08
Frontier Average Loop
Lengths ¹

Seattle
Minneapolis
Chicago
Rochester
Salt Lake City
Phoenix
Atlanta
Ashburn
Newark
DS3 IP
T1 IP
DS3 ATM

Communications

2. Robust Local & National Network
(continued)
•
Diverse, High Capacity 10 Gig Data Backbone
1
•
12,060 Route Miles / Avg. 30% Utilized
1
Notes
1.Assumes the completion of the National Data Backbone upgrade from 2.5 Gig to 10 Gig, which is anticipated to be completed by 03/31/09
•
Quality Enabled Network
That Provides Priority To
Voice And Data
•
Complete Redundancy In
Both Network Equipment
And Routes
•
250 Bilateral Peering
Agreements To Reduce
Cost
•
Deep Packet Inspection
Technology Implemented

2. Robust Local & National Network (continued)
•
Extensive HSI
Availability
•
88% Availability
•
Well Positioned to
Support Continued
Growth of High Speed
Subscribers and Non-
Switched Revenue
Notes
1. Based on Product Availability View as of 9/30/08
464
479
497
524
543
559
572
$53
$61 $61
$66
$63
$66
$67
24.9%
23.9%
22.7%
21.5%
20.2%
19.1%
18.3%
-
100
200
300
400
500
600
700
Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08
$
$20
$40
$60
$80
$100
$120
$140
High Speed Internet Subscribers Non Switched Revenue HSI Penetration
86%
88%
62% 64%
39% 39%
10%
11%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
1 Mbps 3 Mbps 6 Mbps 20 Mbps
June '08 September '08
1

3. Consistent Execution of Operational Goals
•Building a Culture that
Drives Results
•
Hiring and Retaining “Great
Athletes”
•
Ensuring Employees Have the Tools
They Need to Be Successful
•
Innovative Solutions to Increase
Workforce Efficiency
•
Standardized Field Processes
•
Cultivating Strong Relationships
with our Labor Unions and
Regulatory Agencies
Notes
1. For the three months ended 9/30/08
EBITDA % 1
26.3%
30.5%
30.6%
32.1%
39.6%
42.1%
43.3%
47.5%
48.5%
51.9%
54.1%
20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0%
FRP
ALSK
SURW
Q
CNSL
DECC
EQ
CTL
IWA
WIN
FTR

3. Consistent Execution of Operational Goals (continued)
•
Customers Have Demonstrated
a Willingness to Pay for Quality
•
Development and Delivery of
New Products and Services
Provides Diversity for Our
Revenue Stream
$222
$249
$248
$240
$241
$240
$239
1,350
1,400
1,450
1,500
1,550
1,600
1,650
1,700
1,750
Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08
$205
$210
$215
$220
$225
$230
$235
$240
$245
$250
$255
Residential Lines Residential Revenues
•
Frontier Provides Our Business
Customers Multiple Options for
Their Communications Needs
•
Today’s Business Customers
Continue to Require Greater
Bandwidth For Their Operations
$195
$217
$215
$223
$220
$222
$220
790
800
810
820
830
840
850
860
Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08
$180
$185
$190
$195
$200
$205
$210
$215
$220
$225
$230
Business Lines Business Revenues

3. Consistent Execution of Operational Goals (continued)
36%
35%
33%
29%
34%
33%
33%
35%
25%
26%
28%
29%
6%
6% 7% 7%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
80.0%
90.0%
100.0%
Q4 '07 Q1 '08 Q2 '08 Q3 '08
Unbundled Single Play Double Play Triple Play
Customer Segmentation
•
Providing Our Employees
With The Tools Needed To
Help Our Customers
Understand Our Value
Proposition
•
Delivering Value Added
Products And Services To Our
Customers Enables Us To
Capture Increased Wallet
Share
0.5%
0.7%
0.9%
1.1%
1.3%
1.5%
1.7%
1.9%
Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08
Double Triple
Churn Levels For Customer Bundles

4. Consistent Execution of Financial Goals (continued)
•
Strong, Stable Free Cash Flow Generation
•
Maintaining Stable Revenues
•
Delivering Quality Products and Services our Customers Want
•
Driving Customer Revenues
1
•
Industry Leading EBITDA Margins
$222
$195
$139
$249
$217
$113
$248
$215
$113
$240
$223
$114
$241
$220
$108
$240
$222
$101
$239
$220
$100
-
$100
$200
$300
$400
$500
$600
Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08
Residential Revenues Business Revenues Regulatory Revenues
$222
$249 $248
$240 $241 $240 $239
$195
$217 $215
$223 $220 $222 $220
$63.37
$61.53
$62.14
$63.11
$63.88
$65.07
$65.89
$40.00
$45.00
$50.00
$55.00
$60.00
$65.00
$70.00
Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Q2 '08 Q3 '08
$
$100
$200
$300
$400
$500
$600
Residential Revenues Business Revenues Avg. Mthly Cust. Rev  / Avg. Access Line
Notes
1. Customer revenue is defined as total revenue less access services. Access services include switched network access and subsidies.
2. The reduction in Average monthly Customer Revenue / Average access line between Q1 ’07 and Q2 ’07 was due in part to the acquisition of Commonwealth Telephone
2

4. Consistent Execution of Financial Goals (continued)
•
Solid Balance Sheet
•
Investment Grade Debt Covenants
•
No Debt Refinancing Needed Until 2011
•
Effective Q4 2008, Utilizing Residual Free Cash Flow to De-Lever
$0
$200
$400
$600
$800
$1,000
$1,200
2008 2009 2010 2011 2012 2013 2014-19 2020-24 2025-29 2030-34 2035-39 2040+
Senior Notes / Debentures Industrial Revenue Bonds Rural Utilities Service Loan Contacts
Subsidiary Senior Notes CoBank Facility (fully-drawn) Revolving Credit Facility (availability)

CTE COMMONWEALTH

Global Valley NETWORKS

frontier Communications

5. Disciplined Growth Strategy
•
Well Positioned for
Continued Industry
Consolidation
•
Clearly Established
Acquisition Criteria
•
Proven Integration
Process Provides
Confidence in Achieving
Synergy Targets
~ 6.5x EBITDA Purchase Price
~ $15MM Revenue
~ 14,000 Access Lines
~ 7.0x EBITDA Purchase Price
$45MM or ~ 29% of Cash OPEX Revised Synergy Estimates
Global Valley Networks Target
$30MM or ~ 20% of Cash OPEX Anticipated Synergies at Close
~ 435,000 Access Lines
~ $327MM Revenue
Commonwealth Telephone Target
Strategic Accomplishments

What You Can Expect From Us
•
Provide a Unique Customer Experience
•
Annual Growth in Customer Revenue
•
New Products and Innovative Marketing
•
Consistently Strong EBITDA Margins
•
Continuous Achievement of Cost Reduction Initiatives
•
Efficient Execution of Our Operating Strategy
•
“Competitively Fit” – Lean & Flexible
•
Shareholder Friendly Actions
•
Sustainable Consistent Dividend
•
Smart Utilization of Residual Free Cash Flow
•
Historically – Share Repurchases
•
Effective Q4 2008 – Focus on De-leveraging

TELEPHONE | INTERNET | TELEVISION | WIRELESS DATA
frontier Communications

Questions

Appendix

Selected Financial Metrics
23.1%
$528
13.8%
$316
54.7%
21.5%
0.9%
2
$1,809
$2,288
2007
22.7%
$384
12.1%
$204
54.3%
24.9%
(0.4%)
3
$1,381
$1,690
YTD-9’08
$2,025 $2,017 $2,022 Revenue
$562 $544 $503 Free Cash Flow
5
$269 $259 $264 CAPEX
$1,597 $1,586 $1,565 Customer Revenue
1
- % of Revenue
- % of Revenue
EBITDA Margin %
4
HSI Penetration
- % Growth
($ in Millions)
27.7% 27.0% 24.9%
13.3%    12.8% 13.1%
55.7% 55.3% 54.5%
18.5% 14.2% 9.4%
0.7% 1.3% 1.5%
2006 2005 2004
Notes
1. Customer revenue is defined as total revenue less access services. Access services include switched network access and subsidies.
2. % Growth for 2007 excludes $196.4M of revenue from acquisitions in 2007.
3. % Growth for YTD Q2 2008 compares YTD Q2 2008 results versus YTD Q2 2007 results ProForma for an additional 2.25 months of CTE, the acquisition of GVN and the sale of the CTE Equipment Co.
4. For a detailed definition please refer to page 24.
5. Free cash flow includes ELI for all years prior to its sale in July of 2006.  For a detailed definition of free cash flow, refer to page 24.

Reconciliation of Non-GAAP Financial Measures
YTD
($ in 000's) 2004 2005 2006 2007 Q3 2008
EBITDA (Operating Cash Flow)
Operating Income 460,301 $      588,968 $      644,490 $      705,416 $      490,522 $
Add back:
    Depreciation and amortization 549,381         520,204         476,487         545,856         422,986
EBITDA (Operating Cash Flow), as reported 1,009,682 $   1,109,172 $   1,120,977 $   1,251,272 $   913,508 $
Add back:
Severance and early retirement costs 1,182            6,981            7,193            13,874           3,598
Pension Curtailment Gain (Non Cash) -                -                -                (14,379)          -
Management succession and strategic alternatives expenses 90,632           -                -                -                -
EBITDA (Operating Cash Flow), as adjusted 1,101,496 $   1,116,153 $   1,128,170 $   1,250,767 $   917,106 $
Revenue 2,022,378 $   2,017,041 $   2,025,367 $   2,288,015 $   1,689,626 $
EBITDA (Operating Cash Flow), as adjusted as % of Revenue 54.5% 55.3% 55.7% 54.7% 54.3%
For the years ended December 31,

Reconciliation of Non-GAAP Financial Measures
Notes
1. Includes premium paid on debt repurchase in second quarter.
YTD
($ in 000's) 2004 2005 2006 2007 Q3 2008
Net Income Available to Common Shareholders
to Free Cash Flow
Net income available to common shareholders 72,150 $       202,375 $     344,555 $     214,654 $     148,362 $
Add back:
Depreciation and amortization 549,381 520,204 476,487 545,856 422,986
Income tax expense 4,247 75,270 136,479 128,014 76,717
Management succession and strategic alternatives expenses 90,632 - - - -
Stock based compensation 10,963 8,427 10,340 9,022 9,211
Subtract:
Cash paid (refunded) for income taxes (4,901) 4,711 5,365 54,407 70,174
Pension Curtailment Gain (Non-Cash) - - - 14,379 -
Other income (loss), net (34,242) (2,843) 60,271 (15,038)
(1)
(1,215)
Capital expenditures 263,949 259,448 268,806 315,793 204,199
Gain on sale of discontinued operations - 1,167 71,635 - -
Free cash flow 502,567 $     543,793 $     561,784 $     528,005 $     384,118 $
Revenue 2,022,378 $ 2,017,041 $ 2,025,367 $ 2,288,015 $ 1,689,626 $
Free cash flow as % of Revenue 24.9% 27.0% 27.7% 23.1% 22.7%
For the years ended December 31,

TELEPHONE | INTERNET | TELEVISION | WIRELESS DATA
frontier Communications

Frontier Communications